UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: July 20, 2016
(Date of earliest event reported)
The Community Financial Corporation
(Exact name of registrant as specified in its charter)
MD	0-18279	52-1652138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
3035 Leonard Town Rd.	20601
(Address of principal executive offices)	(Zip Code)
301-645-5601
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On July 20, 2016, The Community Financial Corporation issued a press release announcing its results of operations and financial condition for the three and six months ended June 30, 2016. A copy of the press release is attached as Exhibit 99.1 to this report and is furnished herewith.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Press Release of The Community Financial Corporation dated July 20, 2016

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2016	The Community Financial Corporation By: /s/ Todd Capitani Todd Capitani Executive Vice President, CFO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of The Community Financial Corporation dated July 20, 2016